UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2026

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Chestnut Ridge Road, Suite 444

Montvale, New Jersey 07645

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations, and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions, and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and stockholders’ equity and our ability to achieve sustained profitability; remaining weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our remaining liabilities and indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; unanticipated and materially adverse developments in our few remaining litigations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 8.01 Other Events.

Transportation and Logistics Systems, Inc. (OTCID: TLSS), (“TLSS” or the “Company”), a publicly traded holding company, announced that, on July 31, 2026, the Company, TLSS Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Acquisition Sub”), and TLSS Reverse PGS, LLC, a Texas limited liability company and a wholly-owned subsidiary of the Acquisition Sub (“Reverse” and, together with the Company and the Acquisition Sub, the “TLSS Parties”), delivered a Notice of Extension of Closing Date (the “Notice of Extension”) to Badcer Ops, Inc., a Nevada corporation (the “Seller”), Jeff Badders and Mercer Street Global Opportunity Fund, LLC, a Delaware limited liability company, as the shareholders of the Seller (the “Seller Shareholders”), Patriot Glass Solutions, LLC, a Texas limited liability company (“PGS”), and Michael Wanke (“Wanke”).

As previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission, on April 1, 2026, the Company, the Acquisition Sub and Reverse entered into a Member Interest and Asset Exchange Agreement with the Seller, the Seller Shareholders, PGS and Wanke, as amended by a First Amendment dated June 1, 2026 and a Second Amendment dated July 7, 2026 (as so amended, the “Agreement”). The description of the Agreement and the transactions contemplated thereby set forth in those Current Reports on Form 8-K is incorporated herein by reference, and the summary below is qualified in its entirety by reference to the Agreement and the Notice of Extension.

Pursuant to Section 1.2 of the Agreement, the TLSS Parties exercised their existing right to extend the Closing Date (as defined in the Agreement) and, by the Notice of Extension, extended the Closing Date from August 4, 2026 for a period of up to fifteen (15) days, to no later than August 19, 2026. The Notice of Extension does not amend or modify any other term of the Agreement, and the Agreement remains in full force and effect.

As a result of the Notice of Extension, the closing of the transaction is expected to occur no later than August 19, 2026, subject to the satisfaction or waiver of the closing conditions set forth in the Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice of Extension of Closing Date of the Member Interest and Asset Exchange Agreement, dated as of July 31, 2026, by Transportation and Logistics Systems, Inc., a Nevada corporation; TLSS Acquisition, Inc., a Delaware corporation; and TLSS Reverse PGS, LLC, a Texas limited liability company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2026	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano
	Title:	Chief Executive Officer